UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Exchange Act of 1934

May 5, 2009

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	On May 5, 2009, Christopher T. Forsythe, director, financial reporting of Atmos Energy, was appointed by the Board of Directors as vice president and controller, effective May 5, 2009. Mr. Forsythe, 37, joined Atmos Energy in June 2003 and was promoted to director, financial reporting in September 2003. Before joining the company, he was a senior manager with PricewaterhouseCoopers LLP in the firm’s audit and business advisory services group, where he began his career upon graduation from Baylor University in 1993. Like all other employees of Atmos Energy, Mr. Forsythe is an “at will” employee of the company and therefore does not have an employment agreement. However, Mr. Forsythe will participate in all applicable incentive, benefit, change in control and other executive compensation plans. Mr. Forsythe has not received any grant or award under any company plan, contract or arrangement in connection with his appointment. A copy of the news release issued on May 5, 2009 announcing Mr. Forsythe’s appointment is filed herewith as Exhibit 99.1 and is incorporated herein into this Item 5.02 by reference.

(d)	On May 6, 2009, Robert C. Grable was elected to the Board of Directors of the Company, effective May 6, 2009, with his term expiring at the 2010 annual meeting of shareholders on February 3, 2010. The Board of Directors also appointed Mr. Grable to serve as a member of the Audit Committee and Human Resources Committee, also effective May 6, 2009. Mr. Grable will participate in all applicable compensation and benefit plans offered by the company to its directors. Mr. Grable has not received any grant or award under any company plan, contract or arrangement in connection with his election. A copy of a news release issued on May 6, 2009 announcing Mr. Grable’s election to the Board of Directors is filed herewith as Exhibit 99.2 and is incorporated herein into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	News Release issued by Atmos Energy Corporation dated May 5, 2009

99.2	News Release issued by Atmos Energy Corporation dated May 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: May 7, 2009	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Atmos Energy Corporation dated May 5, 2009

99.2	News Release issued by Atmos Energy Corporation dated May 6, 2009

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